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                               UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549



                           FORM 8-K AMENDMENT #2



                  Pursuant to Section 13 of 15 (d) of
                  the Securities Exchange Act of 1934



                          November 1, 1996
                         ------------------
                      (Earliest Event Reported)


                      ISB Financial Corporation
                      -------------------------
                     (Exact Name of Registrant as
                       Specified in its Charter)



        Lousisiana                       0-25756           72-1280718
------------------------------  ---------------------  ---------------------
(State or orther jurisdiction   (Commission File No.)     (IRS Employer
    of Incorporation)                                  Identification number)


                      1101 East Admiral Doyle Drive
                       New Iberia, Louisiana  70560
                -----------------------------------------
                 (Address of principal executive office)



                        (318)  -  365  -  2361
                -----------------------------------------
          (Registrant's telephone number, including area code)



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ITEM 2.     ACQUISITION OF ASSETS

      On October 18, 1996, ISB Financial Corporation completed its acquisition of Jefferson Bancorp, Inc. and its subsidiary, Jefferson Federal Savings Bank of Gretna, Louisiana. Jefferson Federal Savings Bank will continue to operate as a subsidiary of ISB Financial Corporation under the name of Jefferson Bank.

      Jefferson Bancorp, Inc. shareholders received $23.00 in cash for each share of common stock owned. In completing the acquisition, ISB Financial Corporation paid $47.0 million in cash to Jefferson Bancorp, Inc. shareholders.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

      b)  Pro Forma Financial Information

          Pro Forma Combining Statement of Income For The Year Ended December 31, 1995.

          Notes to Pro Forma Combining Statement of Income


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                               SIGNATURE

     Pursuant to the reuqirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      ISB FINANCIAL CORPORATION

    Dated:   February 4, 1997         By:   /s/  William M. Lahasky
    -------------------------         -----------------------------
                                      William M. Lahasky
                                      Vice President & Chief Financial Officer

                   ISB FINANCIAL CORPORATION AND SUBSIDIARIES
                     Pro Forma Combining Statement of Income
                       For The Year Ended December 31, 1995
                             (Dollars in Thousands)


                                             ISB Financial   Jefferson      Pro Forma   Pro Forma
                                              Corporation   Bancorp, Inc.  Adjustments   Combined
                                             -------------  -------------  -----------  -----------
Interest Income:
  Loans                                         $32,830         $5,177                    $38,007
  Investment Securities Available for Sale        4,535              0        (739) a       3,796
  Investment Securities Held to Maturity             52          5,679                      5,731
  Mortgage-Backed Securities Held to Maturity     2,842          6,069        (505) b       8,406
  Interest-Bearing Deposits                       1,842            459      (1,586) c         715
                                             -------------  -------------  -----------  -----------

Total Interest Income                            42,101         17,384      (2,830)        56,655
                                             -------------  -------------  -----------  -----------

Interest Expense:
  Deposits                                       20,243         8,621                      28,864
  Federal Home Loan Bank Advances                 1,039             0                       1,039
                                             -------------  -------------  -----------  -----------

Total Interest Expense                           21,282         8,621            0        29,903
                                             -------------  -------------  -----------  -----------
Net Interest Income                              20,819         8,763       (2,830)       26,752

Provision for Loan Losses                           239           101                        340
                                             -------------  -------------  -----------  -----------

Net Interest Income After Provision for
 Loan Losses                                     20,580         8,662       (2,830)       26,412
                                             -------------  -------------  -----------  -----------

Noninterest Income:
   Service Charges on Deposit Accounts            1,525           922                      2,447
   Late Charges and Other Fees on Loans             635            42                        677
   Dividends on FHLB Stock                          233            92                        325
   Other Income                                     508           145                        653
                                             -------------  -------------  -----------  -----------
Total Noninterest Income                          2,901         1,201            0         4,102
                                             -------------  -------------  -----------  -----------
Noninterest Expense:
  Salaries and Employee Benefits                  6,324         3,311                      9,635
  SAIF Deposit Insurance Premium                    998           525                      1,523
  Depreciation Expense                              774           236                      1,010
  Occupancy Expense                                 816           235                      1,051
  Net Costs (Income) of Other Real Estate           (30)          (11)                       (41)
  Amortization of Goodwill                            0             0        1,343 d       1,343
  Other                                           3,811         1,784                      5,595
                                             -------------  -------------  -----------  -----------
Total Noninterest Expense                        12,693         6,080        1,343        20,116
                                             -------------  -------------  -----------  -----------
Income (Loss) Before Income Taxes                10,788         3,783       (4,173)       10,398

Income Taxes (Benefit)                            3,781         1,109       (1,075) e      3,815
                                             -------------  -------------  -----------  -----------
Net Income (Loss)                                $7,007        $2,674      ($3,098)       $6,583
                                             -------------  -------------  -----------  -----------
                                             -------------  -------------  -----------  -----------


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                ISB FINANCIAL CORPORATION AND SUBSIDIARIES
             Notes To Pro Forma Combining Statement of Income




a) Reflects the elimination of interest income on investment securities available for sale based on an average yield of 6.07% for the year ended December 31, 1995.

b) Reflects the elimination of interest income on mortgage backed securities based on an average yield of 6.56% for the year ended December 31, 1995.

c) Reflects the elimination of interest income on interest bearing deposits based on an average yield of 5.56% for the year ended December 31, 1995.

d) Reflects the amortization of core deposit intangibles and goodwill. Core deposit intangibles are amortized over 8 years using the sum of the quarters digits method and goodwill is amortized over 25 years using the straight line method.

e) Reflects the income tax benefit due to reduced net interest income. An effective tax rate of 38% was used. The amortization of core deposit intangibles and goodwill are not deductible for tax purposes.